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                                                                       EXHIBIT 5


                                  CERTIFICATION
                REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND
        SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

         Royal Group Technologies Limited (the "Company") is filing its annual report on Form 40-F for the fiscal year ended September 30, 2003 (the "Report") with the United States Securities and Exchange Commission.

         I, Douglas Dunsmuir, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 16, 2004

                                        /s/ Douglas Dunsmuir
                                        ----------------------------------------
                                        Douglas Dunsmuir
                                        President and Chief Executive Officer


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                                  CERTIFICATION
                REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND
        SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

         Royal Group Technologies Limited (the "Company") is filing its annual report on Form 40-F for the fiscal year ended September 30, 2003 (the "Report") with the United States Securities and Exchange Commission.

         I, Ronald Goegan, Senior Vice-President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 16, 2004

                                        /s/ Ronald Goegan
                                        ----------------------------------------
                                        Ronald Goegan
                                        Senior Vice-President and
                                        Chief Financial Officer